Investor Presentation June 2021

2 Forward-Looking Statements This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operations uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use Of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability.

3 Company Snapshot Operations in 23 U.S. States, Canada, and China Market Leader with a Focus on Delivering High-Quality, Reliable Products and Solutions Q1’2021 LTM Highlights: 1 As of 6/8/2021 | 2 Includes pro forma acquisition adjustments | 3 Operating Cash Flow less Capex | 4 As of 3/28/21 I As defined by credit agreement 3 Operating Cash Flow $197MM $348MM Net Sales $2.7B Net Leverage 2.30x Liquidity $303MM Free Cash Flow 3 $159MM Key component manufacturer and supplier to the Leisure Lifestyle and Housing & Industrial Markets PF Adjusted EBITDA 2 1959 Founded $2.0B Market Cap 1 Elkhart, IN Headquarters ~9,500 Team members 4 5 5

Diversified Market Platform

Patrick is a leading player in the Leisure Lifestyle and Housing & Industrial markets, as well as Aftermarket services within the markets it serves

Leisure Lifestyle

RV

- Segmented industry based on proximity to customer locations
- Closest competitors have a fraction of Patrick's sales and are generally local or regional

Marine

- Ability to leverage Patrick business model to further grow market share
- The Company has increased its focus in this market through recent acquisitions, particularly within the last 3 years

Housing & Industrial

MH

- Multiple products across the value chain allow good, better and best offering
- Leverage current product offering capabilities to grow content per unit

Industrial

- Large opportunity for market share gain
- Addressable market opportunities in residential (both single and multi-family), commercial high rise, big box retail, office furniture and hospitality/ schools

End Market Evolution [1]

2015



Industrial
11%
MH
14%
Marine
2%
RV
73%

2015 Net Sales: $920MM / Adj. EBITDA (%): 9.9%

Improved Diversification

Q1'2021 LTM



Industrial
12%
MH
16%
Marine
15%
RV
57%

Q1'2021 LTM Net Sales: $2.7B / PF LTM Adj. EBITDA (%): 12.7%

[1] Based on FYE net sales by end market

PATRICK

4

5 Leisure Lifestyle (72% of Q1’21 LTM Sales) End Market Product Categories:  New buyer traffic and activity remains strong  Inventories at historic lows with retails sales outpacing wholesale shipments  Increasing OEM backlogs  Completed 12 marine acquisitions since 2018  Completed 7 RV acquisitions since 2018 Highlights RV Product Categories Marine Product Categories $2.0 Billion of Q1’21 LTM Net Sales 20% FY 2015-2020CAGR Strategic Investment  $765 million invested towards strategic acquisitions since 2018  Over $65 million invested in capacity expansion, cost reduction, and new product development to enhance organic growth since 2018 End Market Statistics Towable Shipments: 89% Wholesale | 64% Retail Value Travel Trailer | ASP: $25,300 Fifth Wheel | ASP: $55,200 Motorized Shipments: 11% Wholesale | 36% Retail Value Class A | ASP: $214,000 Class B & C | ASP: $95,800 Pontoon Ski & Wake ASP: $44,300 | 27% of Market ASP: $111,000 | 5% of Market Fiberglass Aluminum ASP: $81,300 | 39% of Market ASP: $26,500 | 29% of Market

$20 $36 $112 $274 $329 $339 $398 2015 2016 2017 2018 2019 2020 LTM 03/28/21 $111 $179 $538 $1,253 $1,696 $2,098 $2,426 2015 2016 2017 2018 2019 2020 LTM 03/28/21 Content Per Unit ($) Potential Content Per Unit ($) 6 Leisure Lifestyle Overview- Marine Marine Net Sales ($ in millions) Content Per Unit Addressable Market: ~$2.0 billion | Potential Content per Unit: $9,400 $9,400  Fully integrated into manufacturers’ design process  Highly engineered and specialized products lead to high switching costs for the OEMs  Geographically situated to provide JIT inventory management to OEMs  Array of brands and capabilities allows Patrick to provide good, better and best options Competitive Advantage Key Product / Aftermarket Categories  Fiberglass and Plastic Thermoformed Helm Systems  Wiring and Wire Harnesses  Electrical Systems and Components  Boat Covers, Towers, Tops, and Frames  Anchoring, Docking, and Boarding Key Customers:

RV Net Sales $670 $879 $1,128 $1,437 $1,287 $1,392 $1,573 2015 2016 2017 2018 2019 2020 LTM 03/28/21 $1,789 $2,039 $2,234 $2,965 $3,170 $3,235 $3,288 2015 2016 2017 2018 2019 2020 LTM 03/28/21 Content Per Unit ($) Potential Content Per Unit ($) 7 Leisure Lifestyle Overview- RV RV Net Sales Competitive Advantage Key Product / Aftermarket Categories  Vinyl and Paper Laminated Products  Vinyl, Paper, and Hardwood Moldings  Surface, Granite, and Quartz Countertops Cabinet Doors  Fiberglass Caps, Showers, and Tubs  Small Plastic Components ($ in millions) Addressable Market: ~$4.0 billion | Potential Content per Unit: $8,000 $8,000 Content Per Unit  Largest OEMs rely on Patrick for high degree of content  Geographically situated to provide JIT inventory management to OEMs  Array of brands and capabilities allows Patrick to provide good, better and best options  Breadth of offering allows Patrick to provide packaged solutions that competitors cannot  Minimal customer concentration risk due to deep relationships with the large OEMs’ brands, which make purchasing decisions independently Key Customers:

Housing & Industrial ***(28% of Q1’21 LTM Sales)***

End Market Statistics

$748 Million of Q1’21 LTM Net Sales	27% FY 2015-2020CAGR

Highlights

- ✓ Limited availability of housing and attractive financing rates are positive indicators for growth
- ✓ Increase of MH production rates post-COVID and end of labor constraints
- ✓ Demand from big box retailers remains as homeowners continue spending on home upgrades
- ✓ 4 Acquisitions since 2018

Strategic Investment

- ✓ $118 million invested towards strategic acquisitions since 2018
- ✓ $14 million invested in capacity expansion, cost reduction, and new product development to enhance organic growth since 2018

End Market Product Categories:

MH Product Categories

Single-Section Homes

ASP: $52,400 | 47% of Market

Multi-Section Homes

ASP: $99,500 | 53% of Market

Industrial Product Categories

A wide range of components related to residential housing, commercial and institutional markets

Commercial Construction

Fixtures

Residential Housing

Furniture

PATRICK 8

$128 $159 $208 $275 $437 $432 $441 2015 2016 2017 2018 2019 2020 LTM 03/28/21 $1,825 $1,966 $2,289 $2,849 $4,616 $4,580 $4,611 2015 2016 2017 2018 2019 2020 LTM 03/28/21 Content Per Unit ($) Potential Content Per Unit ($) 9 Housing & Industrial Overview- Manufactured Housing MH Net Sales Competitive Advantage Key Product / Aftermarket Categories  Pre-finished Wall and Ceiling Panels  Drywall Finishing Products  Roofing and Sliding  Lighting  Flooring  Venting Content Per Unit  Capable of leveraging production capabilities in other end markets to produce products for MH  Buyer power allows Patrick to be a low cost supplier of multiple products  Full range of product offerings allows Patrick to supply across the entire value chain  Nationwide manufacturing and distribution footprint allows Patrick to provide products to entire U.S. more efficiently than other competitors ($ in millions) Addressable Market: ~$1.05 billion | Potential Content per Unit: $11,000 $11,000 Key Customers:

Housing & Industrial Overview- Industrial

Key Customers: Lowe's, kb Home, Shyft Group, Menards, Utilimaster

Competitive Advantage

- ✓ Existing capabilities and capacity allow for manufacturing with minimal marginal fixed costs
- ✓ Number of facilities and geographic reach create ability to flex offerings opportunistically
- ✓ Full range of product offerings allows Patrick to supply across the entire value chain
- ✓ Diverse manufacturing capabilities allow Patrick to serve as a **"one stop shop" for customers**

Key Aftermarket Categories

- ✓ Kitchen Cabinets, Countertops, and Components
- ✓ Store Fixtures & Commercial Furnishings
- ✓ Office and Household Furniture
- ✓ Slotwall
- ✓ Wardrobe Doors and Mirrors
- ✓ Fabricated Aluminum and Steel Components
- ✓ Electronics

Industrial Net Sales


($ in millions)
CAGR: 25.8%
$102
$148
$188
$280
$285
$323
$336
2015
2016
2017
2018
2019
2020
LTM 03/28/21

Net Sales Breakdown


40%
60%
Residential
Commercial & Institutional Fixtures

PATRICK
10

11 Robust and Growing Free Cash Flow Generation 1 Pro Forma Adj. EBITDA shown for 2020 | 2 Free Cash Flow defined as Cash Flow from Operations less Capex | 3 Cash Flow conversion defined as Cash Flow from Ops. divided by Adj. EBITDA $6 $11 $18 $30 $21 $28 $2 $4 $4 $4 $7 $4 $8 $15 $22 $34 $28 $32 2015 2016 2017 2018 2019 2020 Growth Capex Maintenance Capex o Generated $676 million in free cash flow from 2015 – 2020 o Cash Flow conversion average of ~70% from FY18 – FY20 o Low required annual maintenance capex o ~$5MM Maintenance vs. ~$31MM average total capex over FY18 – FY20 o Low fixed cost requirements o Counter-cyclical working capital needs Maintenance & Total CapExStrong Free Cash Flow ($ in millions) ($ in millions) 21 3

12 Prudent Capital Allocation and Conservative Leverage $108 $72 $140 $139 $252 $343 $56 $306 $46 $67 $97 $100 $200 $192 $160 $0 $100 $200 $300 $400 $500 2014 2015 2016 2017 2018 2019 2020 Capex Share Repurchases Dividends Acquisitions Operating Cash Flow Leverage: 1.5x Liquidity: $63MM Leverage: 2.2x Liquidity: $160MM Leverage: 2.2x Liquidity: $174MM Leverage: 2.1x Liquidity: $163MM Leverage: 2.7x Liquidity: $412MM Leverage: 2.9x Liquidity: $551MM Leverage: 2.6x Liquidity: $315MM ($ in millions) Ability to Successfully Integrate Strategic Acquisitions has Helped Drive Increased Cash Flow Generation o Patrick’s capital allocation strategy is centered around the utilization of strong cash flows, a disciplined leverage position, and capital resources to grow and reinvest in the business model o The Company has historically prioritized acquisition spending as a vehicle to grow along-side its organic growth achievements, spending an average of $186 million per year on acquisitions since 2014 o Cost structure is not capex intensive, and requires a minimal amount of annual maintenance capex Liquidity defined as Revolver availability (net of outstanding Letters of Credit) plus Cash and Cash Equivalents

$819 $1,130 $1,526 $2,014 $2,329 $2,405 $101 $92 $110 $249 $8 $82 $920 $1,222 $1,636 $2,263 $2,337 $2,487 2015 2016 2017 2018 2019 2020 Organic Revenue Acquired Revenue 13 Successful Strategic Investment Followed by Continued Organic Growth 2015 2016 2017 2018 2019 2020 2021  Key Product Category  Strong Leadership Team  Executable Cost and Revenue Synergies  Market Leadership  Geographic / Market Expansion  Strong Cultural Fit Strategic Acquisition Criteria 1 Defined as net sales of acquired companies post transaction We have a history of successfully integrating acquisitions with average IRR of 20-25% per acquisition and averaged annualized acquired net sales of ~$270MM from 2018 – 2021 YTD Leisure Product Enterprises

14 Deep and Long-Standing Customer Relationships Customer Relationship Overview Patrick Major Customers o Patrick’s long relationships, size, scale and JIT inventory make the Company an integrated part of their customers’ production processes o In the RV market, Patrick is the largest supplier to both Thor and Forest River o Decentralized purchasing decisions at the brand/manufacturing facility level o Highly diversified purchasing points o 300+ purchasing points at Thor o 150+ purchasing points at Forest River o 90+ purchasing points at Winnebago o Products sold to marine customers are more engineered and customer specific, therefore making those relationships “stickier” o Integrated design allows products to be incorporated at the initial phase o The average customer relationship tenor of Patrick’s major customers is over 25 years Total # of Approx. # of Tenor of Customer Brands Facilities Relationship 1 21 335 30+ 46 150 30+ 4 92 30+ 14 38 30+ 11 40 30+ 10 2 30+ 49 50* 30+ 9 25 30+ 29 35 30+ 39 25 10+ 4 3 20+ 4 5 10+ Total 240 750 1 Tenor includes relationship of predecessor companies prior to being acquired * Boat and marine engine segments only

15 Favorable Demographic Trends 36,000 38,000 40,000 42,000 44,000 46,000 48,000 50,000 1 9 9 0 1 9 9 1 1 9 9 2 1 9 9 3 1 9 9 4 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 US population age 35-44 (000's) Key population demographic returned to growth after a 14 year decline Key population demographic begins to decline o Patrick’s target demographic, U.S. consumers age 35 – 44, represents the largest purchasers in the RV, Marine, and Manufactured Housing markets o This key demographic is just beginning to accumulate wealth o This group of consumers began growing in 2017, indicating future potential growth in all end markets Commentary US Population age 35 – 44 Source: Euromonitor & RVIA

16 Increased Focus on ESG Responsibilities and Best Practices Social Governance Environmental o Established transportation / resource usage program to reduce costs, fuel consumption and emissions o Building leading safety culture with continuous improvement and training o Ongoing conservation efforts to reduce waste, recycle chemicals and increase energy efficiency o Assess product suppliers for environmental & social responsibility o Support numerous charitable organizations in local communities: ‒ Care Camps ‒ Elkhart Community Foundation ‒ RV industry production associate skills training program ‒ Boys & Girls Clubs in Elkhart and neighboring towns o Recruit new college graduates for 3-year IMPACT Leadership Development Program o Experienced and diverse board with an independent lead director; 78% independent members; 33% gender & ethnic diversity o Annual election of all directors o Single class voting structure o Code of Ethics and Business Conduct for all employees and directors

Experienced Management Team

- Average management team industry experience of ~25 years, spanning multiple economic cycles
- Senior leadership team managed the Company through the last recession and have subsequently transformed the Company
- Given deep industry experience, the management team knows which levers to pull as economic conditions change
- Proven ability to manage at scale with approximately 9,500 employees in over 200 facilities across 23 states

Seasoned Leadership

Name	Title	Years of Experience
Andy Nemeth	President & CEO	30 years
Jake Petkovich	EVP Finance, CFO & Treasurer	26 years
Jeff Rodino	EVP Sales & CSO	27 years
Kip Ellis	EVP Operations & COO	24 years

PATRICK
17

18 Management’s Continued Transformation of Patrick Gross Margin Net Sales Market Cap 3 # of Employees FCF 2 RV 73% Marine 2% MH 14% Industrial 11% 9.9% 16.5% $920MM $91MM $681MM ~3,500 $59MM 2015 + $1.8B + 210 bps + $257MM + 280 bps + $100MM Δ + $1.3B + 6,000 12.7% 18.6% $2.7B $348MM $2.0B ~9,500 $159MM Q1’21 LTM Adj. EBITDA Margin 1 Adj. EBITDA 1 Transformed through organic growth and acquisitions into a scaled and diversified value-added player across multiple end markets, positioning the Company to outperform during the cycle 1Q1’21 LTM EBITDA includes pro forma acquisition adjustments | 2 Calculated as operating cash flow less capex | 3 As of 12/31/2015 and 06/08/2021, respectively RV 57% Marine 15% MH 16% Industrial 12%

19 Well Positioned For Long-Term Stable Growth Growth Engine Leading market position in key product categories Long-term secular growth across all end markets & favorable demographics Execute on strategic acquisitions in primary markets Geographic Expansion New product development and product line extensions Cross-pollinate sales across customers and market sectors Market Leader Industry Growth Market PresenceInnovation Strategic Acquisitions Expand into new geographic regions The tremendous brand platform, industry expertise, operating scale, deep customer relationships, and geographic reach position Patrick to outperform their end markets, generating market share gains and organic growth

APPENDIX

Non-GAAP Reconciliations

Reconciliation of Cash Flow from Operations to Free Cash Flow

($ in millions)	2015	2016	2017	2018	2019	2020	LTM 03/28/21
Cash Flow from Operations	$67	$97	$100	$200	$192	$160	$197
Less: Capital Expenditures	(8)	(15)	(22)	(34)	(28)	(32)	(39)
Free Cash Flow	$59	$82	$77	$166	$165	$128	$159

Reconciliation of Net Income to Pro Forma Adj. EBITDA

($ in millions)	Fiscal Year Ended December 31,						
	2015	2016	2017	2018	2019	2020	**LTM 03/28/21**
Net Income	$42	$56	$86	$120	$90	$97	$123
+ Interest Expense	4	7	9	26	37	43	44
+ Income Taxes	23	28	27	32	28	33	35
+ Depreciation & Amortization	17	24	34	55	63	73	79
EBITDA	$87	$115	$156	$234	$218	$247	$281
+ Stock Compensation	5	6	10	14	15	16	16
+ Other non-recurring items	-	1	-	-	7	7	51
Adjusted EBITDA	$91	$123	$166	$248	$240	$270	$348
+ Acquired EBITDA and Cost Savings (1)	-	-	-	-	-	56	-
Pro Forma Adj. EBITDA	$91	$123	$166	$248	$240	$326	$348

[1] Represents estimated full-year *adjustments for acquired EBITDA of $32.5 million (including $2.0 million total adjustments for Patrick's production and distri*bution capabilities), and acquisition-related and other general cost-savings of $23.8 million, related to procurement, selling, general and administrative, leveraging of our scale, and, to a lesser extent, branch footprint consolidation, which we expect to realize over the next 12 months. Our ability to achieve such estimated synergies and cost-savings is subject to risks, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to be materially different from any results, performance or achievement expressed or implied by the estimate.

Use of Non-GAAP Financial Information

*Free Cash Flow and Earnings before interest, taxes, depreciation and amortization ("EBITDA") are non-*GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements.

We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis.

PATRICK

21

Patrick Product Lines: RV Exterior


Front &
Rear Caps
Dash Panels
Bow Trusses
Roof Coating
Solar Panels
Exterior Speakers
Butyl & Putty
Tape
LP
Tanks
RV Power
Cords & Inlets
Aluminum &
FRP Side Walls
Fender Skirts
Laminated Side Walls
Paint & Paint Mask
Motion Sensing
Lights
LED Lighting
Lithium Batteries
StarRV

Additional Product Lines:

- Softwoods
- Full Body Paint
- Aluminum Gauges
- Steel Gauges
- Mill Finish & Pre-painted Aluminum and Steel
- Slit & Embossed Steel
- FRP Coil & Sheet
- Trim Panels
- Fuel Systems
- Metal Extrusions

RV Grills &
Accessories



PATRICK 22

Patrick Product Lines: RV Interior



Closet & Passage Doors
Fiberglass Bath Fixtures & Shower Doors
Closet Hardware
Lighting
Microwaves
Backsplashes
Mattresses
Laminated Panels & Printed Vinyl
Electronics
Vanity/Wall Mirrors
Laminate & Ceramic Flooring
Furniture
Countertops
Cooktops
Range Hoods
Drawer Fronts & Sides
Cabinet Hardware
Slide-out Floors
Under Cabinet Lighting
Tile
Faucets & Sinks
Refrigerators
Window Trim
Slide Trim – Foam, Hardwood, Wrapped
Hardwood Accessories
Speakers

Additional Supplied Products:

- Exit Lighting
- Ceiling Fans
- Power Cords & Inlets
- RV Tank Heater Pads
- Fire Extinguishers
- Electric Fireplaces
- Wiring, Electrical & Plumbing Products
- Inverters
- Tire Pressure Monitors
- Electrical Switches, Receptacles, & Outlets
- RV Transfer Switches
- Battery Selector Switches
- Cut-to-Size, Boring, Foiling & Edge-Banding
- Flooring Adhesive
- Instrument Panel
- Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL)
- Trim Products

PATRICK 23

Patrick Product Lines: Marine



Wire Harnesses
Electronics
Wire Screens
Flooring / Decking
Aluminum / Plastic Fuel & Holding Tanks
Seating
Ladder
Chairs & Pedestals
Helms
Dash Assemblies



Electronics
Boat Covers, Tops, Towers & Frames
Bow Rail
Dash Assemblies
Wire Harnesses
Rub Rails
Boat Hull Design & Tooling
Aluminum / Plastic Fuel & Holding Tanks



Marine Growth:

- Wind Shields (Glass / Acrylics)
- Fuel System Related Components
- Plastic Seat Bases & Components
- Vinyls (Biminis, Covers)
- Fabricated & Extruded Aluminum
- Decking, Flooring, Carpet, Vinyls
- Gauges, Instrument Panels, Displays
- Lighting
- Steering & Throttle Controls
- Plastic Products: Boxes, Inlay Tables
- Canvas Products, Panels & Trim

PATRICK
24

Patrick Product Lines: Manufactured Housing



Kitchen & Bath Faucets & Sinks
Fiberglass Bath Fixtures & Shower Doors & Enclosures
Gypsum (Drywall & Drywall Finishing Products)
Wrapped Profile Moldings
Plumbing Products
Siding
Trusses
Ceiling Fans
Interior & Exterior Decorative Lighting Fixtures
Interior Passage Doors
Shingles
Backsplashes
Medicine Cabinets
Water Heaters
Electronics
Printed Vinyl
Tile
Recessed Lighting
Countertops
Fluorescent Lighting
Laminate & Ceramic Flooring
Wiring/Electrical Products
Under Cabinet Lighting
Cabinet Doors & Components
Microwaves

Additional Supplied Products:

- Building Arches
- Closet Organization Products
- Adhesives & Sealants
- Innovative Lighting
- Electrical Components (e.g., Panels/ Breakers, Outlet Boxes & Switches/ Receptacles)
- Fireplaces and Surrounds
- Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High-Pressure Laminates (HPL)
- Cut-to-Size, Boring, Foiling & Edge-Banding
- Solid Surface, Granite and Quartz Fab
- Flooring Adhesive
- Tables & Signs
- Roof Trusses
- Wardrobe Doors & Hardware Systems
- Closet Organizers & Shelving
- Air Handling Products
- Carpeting

PATRICK 25